SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2006

                                      CWT

                                  (Depositor)

(Issuer in respect of Countrywide Alternative Loan Trust, Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2006


                                      CWT


                          By: /s/ Maria Tokarz
                              ------------------------------
                          Name:   Maria Tokarz
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2006


                             Payment Date: 03/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        35,999,687.22    5.115165%       750,522.63    153,453.63      903,976.26       0.00       0.00
                        2A1        53,486,293.34    5.578592%     1,834,676.80    248,648.52    2,083,325.32       0.00       0.00
                        3A1        51,331,797.20    5.467572%       899,634.24    233,883.60    1,133,517.84       0.00       0.00
Residual                AR                  0.00    5.115165%             0.00          0.05            0.05       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,333,256.27    5.418388%         1,550.87     55,688.64       57,239.51       0.00       0.00
                        B1          2,886,145.69    5.418388%           362.92     13,031.88       13,394.81       0.00       0.00
                        B2          1,835,912.12    5.418388%           230.86      8,289.74        8,520.60       0.00       0.00
                        B3          1,573,353.72    5.418388%           197.84      7,104.20        7,302.05       0.00       0.00
                        B4          1,311,793.65    5.418388%           164.95      5,923.17        6,088.13       0.00       0.00
                        B5            789,356.61    5.418388%            99.26      3,564.20        3,663.46       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        161,547,595.81     -            3,487,440.38    729,587.63    4,217,028.01     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        35,249,164.59              0.00
                                2A1        51,651,616.54              0.00
                                3A1        50,432,162.95              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,331,705.40              0.00
                                B1          2,885,782.77              0.00
                                B2          1,835,681.26              0.00
                                B3          1,573,155.88              0.00
                                B4          1,311,628.70              0.00
                                B5            789,257.35              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        158,060,155.43     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    35,999,687.22     5.115165% 12667FZ65    12.009131      2.455415    564.022731
                           2A1    53,486,293.34     5.578592% 12667FZ73    20.122807      2.727187    566.516952
                           3A1    51,331,797.20     5.467572% 12667FZ81    10.177894      2.646011    570.557669
Residual                   AR              0.00     5.115165% 12667FZ99     0.000000      0.469063      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,333,256.27     5.418388% 12667F2A2     0.125536      4.507742    998.195354
                           B1      2,886,145.69     5.418388% 12667F2B0     0.125536      4.507742    998.195354
                           B2      1,835,912.12     5.418388% 12667F2C8     0.125536      4.507742    998.195354
                           B3      1,573,353.72     5.418388% 12667F2D6     0.125536      4.507742    998.195354
                           B4      1,311,793.65     5.418388% 12667F2E4     0.125536      4.507742    998.195354
                           B5        789,356.61     5.418388% 12667F2F1     0.125536      4.507742    998.195398
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     161,547,595.81       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        40,601,113.35    59,457,322.11    58,001,719.94
Loan count                     79              114              115
Avg loan rate           5.379021%        5.837592%        5.734809%
Prepay amount          746,576.57     1,827,921.58       892,623.10

                          Total
                          -----
Prin balance       158,060,155.40
Loan count                    308
Avg loan rate                5.68
Prepay amount        3,467,121.25

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         8,615.05        12,035.10        11,657.33
Sub servicer fees            0.00             0.00             0.00
Trustee fees               310.14           459.70           441.77


Agg advances                  N/A              N/A              N/A
Adv this period         14,256.53        30,591.44        25,016.68

                          Total
                          -----
Master serv fees        32,307.47
Sub servicer fees            0.00
Trustee fees             1,211.61


Agg advances                  N/A
Adv this period         69,864.65

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                  678,572.22       989,949.08       959,736.54
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                2,628,257.84
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.169388%           100.000000%            140,817,777.75
   -----------------------------------------------------------------------------
   Junior           12.830612%             0.000000%             20,727,211.35
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 6,151,744.19
60 to 89 days                           2                 1,720,689.00
90 or more                              2                   995,170.40
Foreclosure                             6                 3,787,650.52

Totals:                                20                12,655,254.11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                576,000.00
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,217,028.01          4,217,028.01
Principal remittance amount            3,487,440.38          3,487,440.38
Interest remittance amount               729,587.63            729,587.63